SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                    ___________________________________

                                FORM 8-K/A

                              Amendment No. 1

              Current Report Pursuant to Section 13 or 15(d)
                  of the Securities Exchange Act of 1934

                    ___________________________________

Date of Report September 1, 1994               Commission file number 1-8459
               _______________                                      ______

                           New Plan Realty Trust
                           _____________________
            (Exact name of registrant as specified in charter)

      Massachusetts                                  13-1995781
 ______________________                    _______________________________
(State of Incorporation)                  (IRS Employer Identification No.)

           1120 Avenue of the Americas, New York, New York 10036
           _____________________________________________________
                 (Address of principal executive offices)

                               (212) 869-3000
                       _____________________________
                      (Registrant's telephone number)


     The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K, dated July 14, 1994, as set forth in the pages attached hereto:

Item 7:   Financial Statements and Exhibits.


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   NEW PLAN REALTY TRUST
                                             (Registrant)

                                   By:_________________________________
                                        Michael I. Brown
                                        Chief Financial Officer, Controller
Dated:  September 1, 1994

Item 7.   Financial Statements, Pro Forma Financial Statements and
          Exhibits.

          Included herewith are the following financial statements reflecting the acquisition of Sedgefield Apartments.

     1. Report of Eichler, Bergsman, Belonsky & Guz, Independent Certified Public Accountants, dated August 19, 1994.

     2. Certain properties acquired - Historical summary of revenues and certain operating expenses for the year ended October 31, 1993.

     3. New Plan Realty Trust and Subsidiaries - Estimates of net income and funds generated from certain properties acquired (unaudited), and related Notes.

     4. New Plan Realty Trust and Subsidiaries - Pro forma condensed financial statements (unaudited):

          (a) Pro forma condensed statements of income for the nine months ended April 30, 1994 and the twelve months ended July 31, 1993.

          (b)  Pro forma condensed balance sheet as at April 30, 1994.

          (c)  Notes to pro forma condensed financial statements.

New Plan Realty Trust
1120 Avenue of the Americas
New York, NY 10036

                       INDEPENDENT AUDITORS' REPORT

We have audited the accompanying Historical Summary of Revenues and Certain Operating Expenses of Sedgefield Apartments (the "Property") for the year ended October 31, 1993. This Historical Summary is the responsibility of New Plan Realty Trust's management. Our responsibility is to express an opinion on this Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The Historical Summary has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, and its use for any other purpose may be inappropriate. Accordingly, as described in the Note to the Historical Summary, the statement excludes interest, depreciation, and general and administrative expenses for the period examined, and is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenues and certain operating expenses (exclusive of interest, depreciation and general and administrative expenses) in conformity with generally accepted accounting principles.

                         CERTAIN PROPERTY ACQUIRED
                            HISTORICAL SUMMARY
                OF REVENUES AND CERTAIN OPERATING EXPENSES
                    FOR THE YEAR ENDED OCTOBER 31, 1993








Rental Income                                       $ 1,158,489

     Repairs and maintenance         $ 180,712
     Real estate taxes                  54,653
     Certain operating expenses        201,694          437,059
                                     _________      ___________

Excess of revenues over
  certain operating expenses                        $   721,430
                                                    ===========






NOTE:

The Historical Summary of Revenues and Certain Operating Expenses relates to the operations of Sedgefield Apartments (the "Property") while under ownership previous to New Plan Realty Trust. The Property is a residential apartment complex.

The summary has been prepared on the accrual method of accounting. Operating expenses include maintenance and repair expenses, utilities, real estate taxes, insurance and certain other expenses. In accordance with the regulations of the Securities and Exchange Commission, mortgage interest expense, depreciation, and general and administrative costs have been excluded from operating expenses, as they are dependent upon a particular owner, purchase price or financial arrangement.

                  NEW PLAN REALTY TRUST AND SUBSIDIARIES
             INFORMATION PURSUANT TO RULE 3-14 REGULATION S-X

Part I    MANAGEMENT ASSESSMENT

     Management's assessment of the Property prior to acquisition includes, but is not limited to, the quality of the tenant base, regional demographics, the competitive environment, operating expenses and local property taxes. In addition, the physical aspect of the property, location, condition and quality of design and construction are evaluated. Management also always conducts Phase I and II environmental tests. All factors, when viewed in their entirety, have met management's acquisition criteria. Management is not aware of any material factors relating to the acquisition other than those discussed above.

Part II ESTIMATES OF TAXABLE OPERATING INCOME AND FUNDS GENERATED FROM CERTAIN PROPERTY ACQUIRED (UNAUDITED)

a. The following presents an estimate of net income and funds generated from the operation of the acquired Property for a twelve month period ended October 31, 1993 based on the Historical Summary of Revenues and Certain Operating Expenses for the Year Ended October 31, 1993. These estimated results do not purport to present expected results of operations for the Property in the future and were prepared on the basis described in the accompanying notes which should be read in conjunction herewith.

Estimates of taxable operating income:               (000 omitted)

________________________________________

Operating income before depreciation and
  mortgage interest expense                              $721

Less:

Estimated depreciation                                    154
                                                         ____
Estimated taxable operating income                       $567
                                                         ====

Estimates of funds generated:
________________________________________

Estimated taxable operating income                       $567

Add:  Estimated depreciation                              154
                                                         ____
Estimate of funds generated                              $721
                                                         ====


b. Estimated taxable income for New Plan Realty Trust (including the acquired property) for the year ended July 31, 1993 is approximately the same as Pro Forma net income and Revised Pro Forma net income reported on the Pro Forma Condensed Statement of Income (Unaudited).
                  NEW PLAN REALTY TRUST AND SUBSIDIARIES
         NOTES TO ESTIMATES OF NET INCOME AND FUNDS GENERATED FROM
                        CERTAIN PROPERTIES ACQUIRED
                                (UNAUDITED)



Basis of Presentation

     1. Estimated depreciation was based upon an allocation of the purchase price to land (20%) and building (80%) with the depreciation being taken over a 40 year life using the straight line method.

     2. No income taxes have been provided because New Plan Realty Trust is taxed as a real estate investment trust under the provisions of the Internal Revenue Code. Accordingly, the Trust does not pay Federal income tax whenever income distributed to shareholders is equal to at least 95% of real estate investment trust taxable income and certain other conditions are met.

                  NEW PLAN REALTY TRUST AND SUBSIDIARIES
                 PRO FORMA CONDENSED FINANCIAL STATEMENTS
                                (UNAUDITED)

     The following unaudited pro forma condensed balance sheet at April 30, 1994 reflects the acquisition of Sedgefield Apartments as if the transaction had occurred on August 1, 1994.

     The pro forma condensed statements of income for the year ended July 31, 1993 and the nine months ended April 30, 1994 assume the acquisition of this property as if it had occurred as of August 1, 1992 and 1993, respectively. This pro forma information is based on the historical statements of the Trust after giving effect to the acquisition of this property.

     The unaudited pro forma condensed financial statements have been prepared by New Plan Realty Trust management. The unaudited pro forma condensed statements of income may not be indicative of the results that would have actually occurred had the acquisition been made on the date indicated. Also, they may not be indicative of the results that may be achieved in the future. The unaudited pro forma condensed financial statements should be read in conjunction with New Plan Realty Trust's audited financial statements as of July 31, 1993 and for the year then ended (which are contained in the Trust's Form 10-K for the year ended
July 31, 1993) and the unaudited financial statements as of April 30, 1994 and for the nine months then ended (which are contained in the Trust's Form 10-Q for the period ended April 30, 1994) and the accompanying notes.

                  NEW PLAN REALTY TRUST AND SUBSIDIARIES
            PRO FORMA CONDENSED STATEMENT OF INCOME (UNAUDITED)
                     NINE MONTHS ENDED APRIL 30, 1994

                (In thousands except for per share amounts)

                                     HISTORICAL   PRO FORMA
                       AS REPORTED   ACQUISITION  ADJUSTMENTS(2) PRO FORMA
                       ___________   ___________  ______________ _________

Rental Revenues            $69,268       $867                     $70,135
Interest And Dividends       3,785                 ($231) (3,4)     3,554
                         _______________________________          _______
                            73,053        867       (231)          73,689
Operating Expenses          24,087        328                      24,415
Depreciation Expense         8,241                   116  (3,5)     8,357
Mortgage and Other Interest  1,417                                  1,417
                         _______________________________          _______
                            39,308        539       (347)          39,500
Other Deductions             2,156                                  2,156
Other Income                   991                                    991
                         _______________________________          _______
Net Income                 $38,143       $539      ($347)         $38,335

Net Income Per Share          $.78                                   $.78
Average Shares Outstanding  49,148                                 49,148

                                               NEW PLAN REALTY TRUST AND SUBSIDIARIES
                                         PRO FORMA CONDENSED STATEMENT OF INCOME (UNAUDITED)
                                                      YEAR ENDED JULY 31, 1993

                                             (In thousands except for per share amounts)


                                                                                          PREVIOUSLY REPORTED
                                              HISTORICAL    PRO FORMA                     HISTORICAL       PRO FORMA     REVISED
                               AS REPORTED    ACQUISITION   ADJUSTMENTS(2)    PRO FORMA   ACQUISITIONS(6)  ADJUSTMENTS   PRO FORMA
                               ___________________________________________    ____________________________________________________

RENTAL REVENUES                  $65,308        $1,158                         $66,466       $17,226          $2,469      $86,161
INTEREST AND DIVIDENDS            11,001                       ($331) (3,4)     10,670                        (5,709)       4,961
                                 _________________________________________    ___________________________________________________
                                  76,309         1,158          (331)           77,136        17,226          (3,240)      91,122
OPERATING EXPENSES                22,440           437                          22,877         5,274                       28,151
DEPRECIATION EXPENSE               7,574                         154  (3,5)      7,728                         2,643       10,371
MORTGAGE AND OTHER INTEREST        1,386                                         1,386                                      1,386
                                 _________________________________________    ___________________________________________________
                                  44,909           721          (485)           45,145        11,952          (5,883)      51,214
OTHER DEDUCTIONS                   2,620                                         2,620                                      2,620
OTHER INCOME                         940                                           940                                        940
                                 _________________________________________    ___________________________________________________
 NET INCOME                      $43,229          $721         ($485)          $43,465       $11,952         ($5,883)     $49,534
                                 =========================================    ===================================================

EARNINGS PER SHARE                  $.89                                         $.89                                       $1.01

AVERAGE SHARES
  OUTSTANDING                     48,838                                        48,838                                     48,838


SEE ACCOMPANYING NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS
(UNAUDITED)

                  NEW PLAN REALTY TRUST AND SUBSIDIARIES
               PRO FORMA CONDENSED BALANCE SHEET (UNAUDITED)
                           AS OF APRIL 30, 1994
                              (In Thousands)



                                               PRO FORMA
                                AS REPORTED    ADJUSTMENTS     PRO FORMA
                                ___________    ___________     _________
ASSETS:

  REAL ESTATE                    $513,192      $ 7,700 (1)      $520,892
  CASH, CASH EQUIVALENTS, MKT
   SEC AND OTHER INVESTMENTS       38,545       (7,700)(1)        30,845
  OTHER                            13,447                         13,447
                                 ________                       ________

    TOTAL ASSETS                 $565,184                       $565,184
                                 ========                       ========

LIABILITIES:

  MORTGAGES PAYABLE              $ 28,140                       $ 28,140
  NOTES PAYABLE                    25,000                         25,000
  OTHER LIABILITIES                10,741                         10,741
                                 ________                       ________
                                   63,881                         63,881
SHAREHOLDERS' EQUITY              501,303                        501,303
                                 ________                       ________
TOTAL LIABILITIES AND
SHAREHOLDERS' EQUITY             $565,184                       $565,184
                                 ========                       ========

SEE ACCOMPANYING NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS
(UNAUDITED)

                  NEW PLAN REALTY TRUST AND SUBSIDIARIES
       NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS (UNAUDITED)


1.  Represents the acquisition of the Property for cash.

2. Amounts as reported have been adjusted by historical results for the year ended October 31, 1993. These adjustments to the Pro Forma Condensed Statements of Income (Unaudited) have the effect of reflecting the results for the year ended July 31, 1993 and the nine months ended April 30, 1994 as if the Property had been acquired as of August 1, 1992 and 1993 respectively.

3. Pro Forma Adjustments to the Pro Forma Condensed Statement of Income (Unaudited) for the year ended July 31, 1993 includes adjustments to interest and dividends and depreciation expense to give effect to including the acquired property as if it had been acquired on August 1, 1992. (See Notes 4 and 5.)

4. The reduction in interest and dividend income is due to the actual use of cash and cash equivalents to pay the purchase price of the acquisition. The average rate of return for the year ended July 31, 1993 and the nine months ended April 30, 1994 was 4.3% and 4% respectively.

5. Estimated depreciation was based upon an allocation of the purchase price to land (20%) and building (80%) with the depreciation being taken over a 40 year life using the straight line method.

6. Refer to Form 8-K/A-Amendment No. 2 dated July 6, 1994 for previously reported amounts.